UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2010

NEXCEN BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217
(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 34th Floor, New York, NY	10019-5400
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-1100

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On April 20, 2010, NexCen Brands, Inc. (the “Company”) amended its existing bank credit facility (the “Facility”) by entering into a Waiver and Tenth Amendment (the “Waiver and Tenth Amendment”) by and among the Company, NexCen Holding Corporation, a wholly owned subsidiary of the Company (“Issuer”), certain of the Issuer’s subsidiaries (“Subsidiary Borrowers” or “Co-Issuers”) and BTMU Capital Corporation (“BTMUCC”).

This Waiver and Tenth Amendment modified certain provisions of the Facility to provide relief from the obligation to issue a warrant that would have been triggered on April 30, 2010 and provided waivers for certain potential defaults.  The material terms of the Waiver and Tenth Amendment:

•
extended from April 30, 2010 to May 31, 2010 the trigger date on which BTMUCC would be entitled to receive a warrant covering up to 2.8 million shares of the Company’s common stock at an exercise price of $0.01 per share if the Class B franchise notes are not repaid by the trigger date; and

•
waived certain potential defaults of the Facility related to (1) the Issuer and Subsidiary Borrowers’ free cash flow margin for the twelve months ended March 31, 2010; (2) the debt service coverage ratios for the Class A and Class B franchise notes; and (3) the late payment of fees to BTMUCC’s outside counsel.

The foregoing description of the Waiver and Tenth Amendment and the modifications contained therein does not purport to be complete and is qualified in its entirety by the terms and conditions of such Waiver and Tenth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.  Additional information regarding the terms and conditions of the Facility are included in the Company’s Current Reports on Form 8-K filed with the Securities Exchange Commission on August 21, 2008, December 29, 2008, January 29, 2009, July 20, 2009, August 7, 2009, January 15, 2010, February 12, 2010, March 17, 2010 and March 31, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As discussed above in Item 1.01, the Company amended its existing bank credit facility.  The descriptions in Item 1.01 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1           Waiver and Tenth Amendment dated April 20, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Capital Corporation.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 20, 2010.

NEXCEN BRANDS, INC.

/s/ Sue J. Nam
By:	Sue J. Nam
Its:	General Counsel and Secretary